UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 5, 2013

Fidus Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	814-00861	27-5017321
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1603 Orrington Avenue, Suite 1005, Evanston, Illinois		60201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-859-3940

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

On June 5, 2013, Fidus Investment Corporation (the “Company”) held its 2013 annual meeting of stockholders (the “Annual Meeting”) at the JW Marriott, located at 151 West Adams Street, Chicago, Illinois 60603.The issued and outstanding shares of common stock of the Company entitled to vote at the Annual Meeting consisted of the 13,678,847 shares of common stock outstanding on the record date, March 25, 2013. The common stockholders of the Company voted on two proposals at the Annual Meeting, both of which were approved. The final voting results from the Annual Meeting were as follows:

Proposal 1 — Election of Class II Directors

The following individuals, constituting all of the nominees named in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2013 (the “Proxy Statement”), were elected as Class II directors to serve until the 2016 annual meeting of stockholders and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

	FOR	WITHHELD
John A. Mazzarino	7,557,018	311,927
Thomas C. Lauer	7,330,864	538,081

Proposal 2 — Approval to Sell or Otherwise Issue Shares of Common Stock Below Net Asset Value

A proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in the Proxy Statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale) was approved. The following votes were taken in connection with this proposal:

FOR	AGAINST	ABSTAIN
7,370,568	359,705	138,672

This proposal was also approved by the Company’s non-affiliated stockholders by a vote of 7,080,775 shares for, 359,705 shares against and 138,672 abstained. The number of votes cast in favor of this proposal represents a majority of outstanding voting securities of the Company and a majority of outstanding securities not held by affiliated persons, as defined under the Investment Company Act of 1940, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidus Investment Corporation

June 7, 2013	By:	Cary L. Schaefer

Name: Cary L. Schaefer
Title: Chief Financial Officer, Chief Compliance Officer and Secretary